LETTER OF INTENT
Dated April 9, 2009
between
FREMONT EXPLORATION, INC.
and
NAVA RESOURCES, INC.
regarding the formation of a
Strategic Alliance
in
Runnels County, Texas


	This Amendment to the April 9, 2009 Letter of Intent (the
?Amendment?) is entered into by Fremont Exploration, Inc.
(?Fremont?) and Nava Resources, Inc. (?Nava?) to be effective
May 14, 2009. Fremont and Nava desire to amend and restate portions of the Letter of Intent as follows:

	1.	The words ?on or before May 15, 2009" found in the
fifth paragraph of the Letter of Intent (the paragraph that begins with the word THEREFORE) are hereby deleted.

	2.	The following provision shall be added to the Letter
of Intent as Paragraph 13:

Either Party to this Letter of Intent
may terminate the Letter of Intent at
any time prior to the execution by
both Parties of the definitive
Participation Agreement called for and
described herein above by giving
written notice of its election to
terminate to the other Party.

	All other terms and conditions of the Letter of Intent not specifically modified and restated by this Amendment are hereby ratified and affirmed by Fremont and Nava.



	AGREED TO AND APPROVED EFFECTIVE THE 14TH DAY OF MAY, 2009
BY:


NAVA RESOURCES, INC.					FREMONT
EXPLORATION, INC.


/s/ Jag Sandhu						/s/Jeffrey Robinson
Jag Sandhu, President, CEO			Jeffrey B. Robinson,
President
and Director

Date:	May 20, 2009				Date:	May 20, 2009